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Exhibit 10.1

AMENDING AGREEMENT

This First Amending Agreement dated as of February 21, 2005 is made

AMONG:

ENBRIDGE ENERGY MANAGEMENT, L.L.C., a Delaware limited liability company, ENBRIDGE ENERGY COMPANY, INC., a Delaware corporation, and ENBRIDGE ENERGY PARTNERS, L.P.

WHEREAS the parties have entered into that certain Delegation of Control Agreement dated as of October 17, 2002, (the "Delegation Agreement").

NOW THEREFORE THIS AMENDING AGREEMENT WITNESSES THAT in consideration of the covenant and agreements contained herein and for other good and valuable consideration (the receipt and sufficiency whereof are hereby acknowledged), the parties hereto have agreed as follows:

1.
The Delegation Agreement is hereby amended by deleting Section 3.07(b) in its entirety and by inserting therein the following as a new Section 3.07(b):

  "(b)    Notwithstanding anything to the contrary in this Agreement, Management shall be entitled to be reimbursed by the MLP, on an After-Tax Basis (as defined in the Tax Indemnification Agreement dated as of even date herewith between Management and Enbridge Inc. (the "Tax Indemnification Agreement")), for any Texas franchise taxes, any capital-based state taxes and any other similar foreign, state and local taxes not otherwise required to be paid or reimbursed pursuant to the Tax Indemnification Agreement until such time as the Maximum Permitted Delegation has been terminated; provided, however, that any obligations, rights and liabilities of Management and the MLP arising with respect to periods before that time shall not terminate and shall continue in full force and effect. Such reimbursements shall be made in such form, to such persons and at such intervals as Management shall determine in its sole discretion. For purposes of this Section 3.07(b), Management and any Management Subsidiaries (as defined in the Tax Indemnification Agreement) shall be taken together and treated as Management."

2.
Except as amended hereby, the terms, conditions and provisions of the Delegation Agreement are hereby ratified and confirmed and henceforth this Amending Agreement and the Delegation Agreement shall be read and construed as one agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date hereof.

ENBRIDGE ENERGY MANAGEMENT, L.L.C.
By:	/s/ DAN C. TUTCHER Dan C. Tutcher President
ENBRIDGE ENERGY COMPANY, INC.
By:	/s/ DAN C. TUTCHER Dan C. Tutcher President
ENBRIDGE ENERGY PARTNERS, L.P.
By:	Enbridge Energy Company, Inc., As general partner
By:	/s/ DAN C. TUTCHER Dan C. Tutcher President

Signature page to Amending Agreement to Delegation of Control Agreement

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  Exhibit 10.1
AMENDING AGREEMENT